Filed pursuant to Rule 497(e)
Registration Nos. 333-118634; 811-21625

Intrepid Capital Management Funds Trust

Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid Income Fund Institutional Class (Ticker: ICMUX) Investor Class (Not Available for Sale)
Intrepid Endurance Fund Institutional Class Class (Ticker: ICMZX) Investor Class (Ticker: ICMAX)	Intrepid Disciplined Value Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMCX)
Supplement dated March 17, 2020
to the Statement of Additional Information dated January 31, 2020

Effective immediately, the following disclosure is added to the “Equity Securities” section under the heading entitled “Investment Considerations.”

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.

Effective March 16, 2020, the Board of Trustees (the”Board”) appointed John J. Broaddus as a trustee of the Trust. The following information is added under the “Trustees and Officers of the Trust” section.

The following information is added to the table under “Trustees’ and Officers’ Information - Independent Trustees.”

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John J. Broaddus c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Parkway, Suite 106 Jacksonville Beach, FL 32250 Year of the Birth: 1949	Trustee	Indefinite Term; Since March 2020	Retired (March 2020 to present). President & CEO, Sunnyside Communities (a retirement community) (2008-2020).	Four	Trustee, Intrepid Capital Management Funds Trust (March 2019 - October 2019)(5 portfolios)

The following information is added under the “Trustees’ Qualifications Experience.”

John J. Broaddus has served as trustee of the Trust since 2020. He also previously served as trustee of the Trust from November 2004 to January 2008 and from March 2019 to October 2019. Through his experience as a trustee, past President and CEO of a multi-site retirement community, and past President and CEO of Cassco Corporation (a national ice, refrigerated warehousing, and logistics company), Mr. Broaddus is experienced with financial, accounting, regulatory, and investment matters.

The section entitled “Committees” is hereby revised to reflect the addition of Mr. Broaddus to the Audit Committee.

In addition, effective March 16, 2020, the section entitled “Distribution of Shares” is hereby revised to reflect that Mr. Broaddus is also a Rule 12b-1 Trustee.

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The date of this Supplement is March 17, 2020.
Please retain this Supplement for future reference.